Exhibit 10.167


                           ASSIGNMENT OF INSURANCES

            This ASSIGNMENT OF INSURANCES (this Assignment ) is made as of December 14, 1996, by TRB HOLDING CORPORATION, a Delaware corporation ( TRBH ) and READING & BATES (U.K.) LIMITED ( RB (U.K.) and together with TRBH, Assignor ) in favor of NISSHO IWAI EUROPE PLC, an English corporation ( Lender ).

                                   RECITALS:

1. TRBH is the sole owner of the whole of that certain vessel known as Seillean of 50,928 gross registered tons, Call Letters 3FPF6 and
      Registration No. 25519-PEXT, and with the home port of Panama City, the Republic of Panama (the Vessel ).

2. Assignor and Lender entered into the Loan Agreement (the Loan Agreement ) dated as of December 14, 1996 whereby Lender agreed to lend Assignor certain sums to be secured by the Vessel and all rights of Assignor with respect thereto. Unless otherwise defined herein, all capitalized terms used herein have the meanings assigned to such terms in the Loan Agreement.

3. TRBH executed and delivered to Lender its Promissory Note (the Note ) dated December 14, 1996, in the original principal amount of U.S. $38,000,000 payable with interest to the order of Lender in monthly installments commencing on February 15, 1997.

4. TRBH has executed and delivered to the Lender the First Preferred Ship Mortgage (the Mortgage ) of even date herewith to secure its obligations under the Loan Agreement and the Note and the other documents executed in connection therewith. This Assignment is supplemental to the Mortgage.

5. Assignor has executed and delivered to the Lender the Charter Assignment to secure its obligations under the Loan Agreement and the Note and the other documents executed in connection therewith this Assignment to the Charter Assignment.

6. Lender, in order to further secure payment and performance of the principal amount of the Note, plus interest thereon and all obligations relating thereto as Assignor may be obligated to pay or perform under the covenants, terms, and conditions in the Note, the Loan Agreement, the Mortgage, the Charter Assignment, this Assignment and the other documents executed in connection therewith (the Loan Documents ) (collectively, the Obligations ), has duly authorized the execution and delivery of this Assignment.

            NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows:

            1. The Assignor, as beneficial owner, hereby assigns to the Lender all of the Assignor s right, title and interest in and to all policies and contracts of insurance (including all entries in a protection and indemnity or war risks association) which are from time to time covering or taken out in respect of the Vessel, its operations, freights, disbursements, profits or otherwise and all the benefits thereof including all claims and return of premiums and the proceeds thereof (all of which are hereinafter called the Insurances ).

            2. Anything contained herein to the contrary notwithstanding, the Assignor shall remain liable for all obligations in connection with the Insurances (including, without limitation, the payment of all premiums and calls with respect thereto) and the Lender shall have no obligation or liability whatsoever with respect to the Insurances by reason of, or arising out of, this Assignment and shall not be required to present or file any claim or take any other action of any kind at any time with respect to the Insurances.

            3. The Assignor agrees that it will forthwith give, or cause its broker to give, notice, in the form attached hereto, of this Assignment to all insurers, underwriters, clubs and associations with respect to the Insurances. The Assignor shall cause each of the Insurances to carry a loss payable clause endorsement substantially in the form of Exhibit A attached hereto.

            4. The Assignor does hereby constitute the Lender, its successors and assigns, the Assignor s true and lawful attorney, irrevocably, with full power (in the name of the Assignor or otherwise) to ask, require, demand, receive, compound and give acquittance for any and all monies or claims for monies due and to become due in connection with Insurances, to settle or compromise any claim thereunder, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which to the Lender may seem necessary or advisable. The Assignor further agrees that at any time and from time to time, upon the written request of the Lender, the Assignor will promptly and duly execute and deliver any and all such further instruments and documents as the Lender may reasonably request in obtaining the full benefits of this Assignment and the rights and powers herein granted or purported to be granted.

            5. The Assignor covenants and warrants that it has not assigned, charged or pledged, and that it will not hereafter without the prior written consent of the Lender, assign, charge or pledge the whole or any part of the Insurances to anyone other than the Lender. Notwithstanding anything to the contrary contained in any other Loan Document, in the event of a conflict between this Agreement and any other document concerning the grant or enforcement of any lien or security interest in the Insurances, the provisions of this Agreement shall control.

            6. Upon payment to the Lender of all monies due and to become due to the Lender under the Note, the Loan Agreement and the Mortgage and any other obligations secured hereby and when the Assignor is under no further actual or contingent liability in respect thereof, the Lender will at the request and cost of the Assignor reassign the Insurances to the Assignor or as it shall direct, without any representation, warranty or recourse by or to the Lender.

            7. The Lender is hereby authorized, but not required, in its own name and the Assignor s name, to demand, collect, receipt for and prosecute all necessary actions in the courts to recover any and all insurance monies which may become due and payable under any insurance.

            8. If the Assignor shall at any time fail to pay, or cause to be paid, when due any insurance premiums or to obtain any required insurance or to deliver to the Lender in accordance with this Assignment and Loan Agreement above all policies, certificates, contracts of insurance, binders and cover notes and all renewals thereof as required by the provisions thereof, the Lender may, but shall not be required to, procure such insurance and pay unpaid premiums and the cost and expense thereof (with interest at the rate provided in the Loan Agreement) shall be an additional indebtedness due from the Assignor to the Lender and shall be paid by the Assignor on demand.

            9. This Assignment shall be governed by and construed in accordance with the laws of New York.


            IN  WITNESS  WHEREOF,  the   parties  hereto  have  executed  this
Assignment as of the day and year first above written.


                              ASSIGNOR:

                              TRB HOLDING CORPORATION


                              By
                              Name
                              Title

                              READING & BATES (U.K.) LIMITED


                              By
                              Name
                                    Director


                              By
                              Name
                                    Director


                              ASSIGNEE:

                              NISSHO IWAI EUROPE PLC


                              By
                              Name
                              Title




                              Notice of Assignment


Each of TRB HOLDING CORPORATION, a Delaware corporation (the Owner ), the owner of that certain vessel known as Seillean of 50,928 gross registered tons, Call Letters 3FPF6 and Registration No. 25519-PEXT, and with the home port of Panama City, the Republic of Panama (the Vessel ), and READING & BATES (U.K.) LIMITED, the charterer of the Vessel (the Charterer ) HEREBY GIVES NOTICE that by an Assignment dated as of December 14, 1996 in favor of NISSHO IWAI EUROPE PLC, an English corporation (the Lender ) the Owner and the Charterer assigned to the Lender all of their, right, title and interest in and to all insurances and the benefit of all insurances now or hereafter taken out in respect of the Vessel. This Notice is to be endorsed on all policies and certificates of entry evidencing such insurances.


                              TRB HOLDING CORPORATION


                              By
                              Name
                              Title


                              READING & BATES (U.K.) LIMITED


                              By
                              Name
                                    Director

Acknowledged:


                                   EXHIBIT A

                 Form of Loss Payable Clause and Endorsements

            TRB Holding Corporation and Reading & Bates (U.K.) Limited have assigned to Nissho Iwai Europe Plc (the Lender ) this policy and all benefits thereof.
                        Until the Lender notifies the insurer to the contrary:

                  all claims  hereunder in respect of a  total or constructive total loss of the vessel Seillean (the Vessel ) or an arranged or agreed or compromised total loss of the Vessel shall be paid to the Lender up to its mortgage interest without any deduction or deductions whatsoever;

                  any other claim  exceeding $500,000 in respect of the Vessel shall be paid to account no. 15012511 opened in the name of the Lender with The Chase Manhattan Bank, London, England, subject to the prior written consent of the Lender; and

                  any other  claim not  exceeding $500,000  in respect  of the
            Vessel shall be paid to account  no. _______________ opened in the
            name           of          ________________________           with
            ______________________________ (ABA #_____________________).

            The Lender shall be advised:

                  immediately of any material changes which are proposed to be made in the terms of the insurances or if the insurers cease to be insurers for any purposes connected with the insurance;

                  not later than thirty days prior to the expiry of any of the insurances if instructions have not been received for the renewal or further renewal thereof and, in the event of instructions being received to renew or further to renew, of the details thereof;

                  immediately of  any instructions or notices  received by any insurer with regard to the cancellation or invalidity of any of the insurances aforesaid.

                  The Insurances shall contain  breach of warranty  protection to the NIC Parties and waiver of subrogation clause. The Insurances shall be primary without right of contribution from any other insurance that may be carried by the NIC Parties and contain a waiver of set off of premiums against claims proceeds and provide no recourse for premium payments by the NIC Parties.